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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Amendment No. 1 to Registration Statement
No. 333-35962 of Amphenol Corporation on Form S-3 of our report dated
January 18, 2000 (April 26, 2000 as to Note 13), appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the headings "Selected Financial Data" and "Experts" in such Prospectus.


/s/ Deloitte & Touche LLP


Hartford, Connecticut
May 2, 2000